UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 31, 2017

Date of Report (Date of earliest event reported)

Legacy Reserves LP

(Exact name of registrant as specified in its charter)

Delaware	001-33249	16-1751069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 W. Wall St, Suite 1800, Midland, TX 79701

(Address of principal executive offices) (Zip Code)

(432) 689-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Term Loan Agreement

On December 31, 2017 Legacy Reserves LP (“Legacy”) entered into the Third Amendment to the Term Loan Credit Agreement (the “Amendment”) among Legacy, as borrower, Cortland Capital Market Services LLC, as administrative agent and second lien collateral agent, and the lenders party thereto, including GSO Capital Partners LP and certain funds and accounts managed, advised or sub-advised by it (collectively, “GSO”), which amended the Term Loan Credit Agreement, dated as of October 25, 2016, among Legacy, as borrower, Cortland Capital Market Services LLC, as administrative agent and second lien collateral agent, and the lenders party thereto (the “Term Loan Credit Agreement”), as amended by the First Amendment and Waiver to Term Loan Credit Agreement, dated as of July 31, 2017, (the “First Amendment”) and the Second Amendment to Term Loan Credit Agreement, dated as of October 30, 2017 (the “Second Amendment”). The Amendment, among other things, increases the maximum principal amount of term loans under the Term Loan Agreement to $400.0 million, extends the availability of borrowings under the Term Loan Credit Agreement to October 25, 2019, relaxes the asset coverage ratio financial covenant from 1.0x to 0.85x during 2018 and requires Legacy to mortgage certain additional properties located in the Permian Basin. In connection with the Amendment, Legacy paid GSO a customary consent fee and a yield enhancement fee. In addition, Legacy, Legacy Reserves GP, LLC, a Delaware limited liability company and the general partner of Legacy (the ”General Partner”), and GSO entered into a voting agreement with respect to their positions in Legacy’s 8% Senior Notes due 2020 whereby Legacy has generally agreed to vote its position of such notes consistent with that of GSO.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. A complete copy of the Term Loan Agreement is incorporated by reference herein from Exhibit 10.1 to Legacy’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 28, 2016. Complete copies of the First Amendment and Second Amendment are incorporated by reference herein from Exhibit 10.1 to each of the Company’s Quarterly Reports on Form 10-Q filed with the SEC on August 4, 2017 and November 1, 2017, respectively.

Note Purchase Agreement

On December 31, 2017, Legacy entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Fir Tree Value Master Fund, L.P., Fir Tree Capital Opportunity Master Fund, L.P., Fir Tree Capital Opportunity Master Fund III, L.P., FT SOF IV Holdings, LLC, FT SOF V Holdings, LLC, and FT SOF VII Holdings, LLC (collectively, the “Fir Tree Sellers”). Pursuant to the Note Purchase Agreement, Legacy purchased from the Fir Tree Sellers an aggregate of approximately $187.1 million in principal amount of Legacy’s 6.625% Senior Notes due 2021 for an aggregate purchase price of approximately $132.1 million, inclusive of accrued and unpaid interest, representing $0.70 per $1.00 of principal amount. On January 5, 2018, Legacy drew approximately $131 million of net borrowings under the Term Loan Credit Agreement to settle the transactions under the Note Purchase Agreement with respect to the purchase price attributable to principal amount. The portion of the purchase price attributable to accrued and unpaid interest was settled with borrowings under Legacy’s revolving credit facility.

The foregoing description of the Note Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Note Purchase Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Amendment to Term Loan Credit Agreement” in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

On January 5, 2018, the Partnership issued 3.8 million units representing limited partnership interests in Legacy (“Units”) to Fir Tree E&P Holdings XI, LLC (“Fir Tree E&P Holdings”). The issuance of the Units to Fir Tree E&P Holdings was a private placement of equity securities made in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof. The Units were issued, together with $2.5 million cash, as consideration pursuant to the Standstill and Voting Agreement, entered into as of December 31, 2017, by and among Legacy, the General Partner and Fir Tree Value Master Fund, L.P., Fir Tree Capital Opportunity Master Fund, L.P., Fir Tree Capital Opportunity Master Fund III, L.P., FT SOF IV Holdings, LLC, FT SOF V Holdings, LLC, and FT SOF VII Holdings, LLC, Fir Tree E&P Holdings and Fir Tree Capital Management LP (f/k/a Fir Tree Inc.) (“Fir Tree Capital” and collectively, the “Fir Tree Parties”), whereby the Fir Tree Parties agreed to, among other things, (i) limit their ability to acquire additional Legacy securities for a period of one year, (ii) limit their ability to transfer the Units for a period of six months, (iii) vote their Units in accordance with the recommendation of the Board for a period of one year and (iv) generally support the actions of the Board for a period of one year.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Third Amendment to the Second Lien Term Loan Credit Agreement, dated as of December 31, 2017, by and among Legacy Reserves LP, Cortland Capital Market Services LLC and the lenders party thereto.

10.2	Note Purchase Agreement, dated as of December 31, 2017, by and among Legacy Reserves LP, Fir Tree Value Master Fund, L.P., Fir Tree Capital Opportunity Master Fund, L.P., Fir Tree Capital Opportunity Master Fund III, L.P., FT SOF IV Holdings, LLC, FT SOF V Holdings, LLC and FT SOF VII Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Legacy Reserves LP

Date: January 5, 2018	By:	/s/ James Daniel Westcott
James Daniel Westcott
Executive Vice President and Chief Financial Officer